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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2004

                          Allstate Life Global Funding
                      (as depositor of Allstate Life Global
                       Funding Trust 2004-1 (the "Trust"))
                     (Exact name of registrant as specified
                                 in its charter)


   Delaware                          001-32192                  Not applicable
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
  incorporation)                                            Identification No.)


                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 8.01  Other Events

         (a) Attached hereto as Exhibit 99.1 is the Indenture Trustee's Report.

         (b) Allstate Life is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which means that it files periodic reports, including reports on Form 10-K and 10-Q, and other information with the Securities and Exchange Commission (the "Commission"). All of the reports and other information filed by Allstate Life under the Exchange Act are incorporated by reference into the registration statement filed with the Commission by Allstate Life and Allstate Life Global Funding ("Global Funding") (SEC Registration No. 333-112249) related to the offering, from time to time, of medium term notes by one or more newly formed Delaware statutory trusts, including the notes of the Trust, and into each periodic report on Form 10-K of Global Funding and the Trust. The Quarterly Report filed by Allstate Life on Form 10-Q for the quarter ended September 30, 2004 was also incorporated by reference into the Current Report on Form 8-K of Global Funding and the Trust filed with the Commission on November 12, 2004. You can read and copy any reports or other information that Allstate Life files under the Exchange Act at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings of Allstate Life are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this report).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Allstate Life Global Funding
                                                     (Registrant)

Date: December 1, 2004      By:      AMACAR Pacific Corp.,
                                     not in its individual capacity,
                                     but solely as administrator*

                            By:      /s/ Evelyn Echevarria
                                     ------------------------
                                     Name: Evelyn Echevarria
                                     Title: Vice President

                                  EXHIBIT INDEX


Exhibit
Number                    Description

Exhibit  99.1         Indenture Trustee's Report

                               Exhibit 99.1

           INDENTURE TRUSTEE'S REPORT WITH RESPECT TO THE TRUST

                   Distribution Date: November 29, 2004
                           CUSIP No.: 02003MAA2

      (i) the amounts received by the Indenture Trustee as of the last such statement in respect of principal, interest and premium on the related funding agreement(s):

                      Principal:                               0
                      Interest:                                $11,375,000.00
                      Premium:                                 0
      (ii) the Indenture Trustee shall receive an annual administration fee of $13,000 in connection with all outstanding issuances of notes under the Allstate Life Secured Medium Term Notes Program and a one-time initial acceptance fee of $4,000

      (iii) the amount of distribution on such Distribution Date to holders of the Trust's notes allocable to principal of and premium, if any, and interest on the Trust's notes as of such Distribution Date:

                      Interest:                                $11,375,000.00
                      Principal:                               0
                      Premium:                                 0


      (iv) the aggregate stated principal amount, current interest rate or rates at the close of business on such Distribution Date and the current ratings, of the funding agreement(s) underlying the Trust's notes:

                      Principal Amount:                        $500,000,000.00
                      Interest Rate:                           4.50%
                      Ratings:                                 AA/Aa2


      (v) the aggregate stated principal amount, current interest rate or rates at the close of business on such Distribution Date and the current ratings, of the Trust's notes:

                      Principal Amount:                        $500,000,000.00
                      Interest Rate:                           4.50%
                      Ratings:                                 AA/Aa2





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* Allstate Life Global Funding is a statutory trust organized under the laws of the State of Delaware and has no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding.